UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

Grasshopper Staffing, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	46-3052781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3847 River Vista Way, Louisville, TN	37777
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (865) 719-8160

200 S. Victoria Avenue

Pueblo, CO  81003

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2018 IndeLiving Holdings, Inc., a Florida corporation (“IndeLiving”), a wholly-owned subsidiary of Grasshopper Staffing, Inc., appointed Bradley R. Pruitt as its President.  Mr. Pruitt’s experience and background are in branding, marketing and consulting, with an emphasis in accelerating sales campaigns with emerging markets.  Mr. Pruitt has worked for IndeLiving since March 2016 in the capacity of chief operating officer.  Mr. Pruitt, who will report to Scott M. Boruff, who serves as both our Chief Executive Officer and Chief Executive Officer of IndeLiving, will be primarily responsible for the next phase in the launch of IndeLiving’s business including overseeing the expanded sales and marketing efforts.  As compensation for his services IndeLiving will pay Mr. Pruitt a base salary of $50,000 annually and he will be entitled to participate in the company’s bonus pool which will be funded from proceeds from the sale or lease of monitoring systems.  Mr. Pruitt is also entitled to participate in all benefit programs we may offer our executive level employees.

Mr. Pruitt has been actively involved in real estate development and investment activities since 2008, including serving as Chief Operating Officer of Capital Investment Advisors, LLC, a Knoxville, TN-based privately held real estate development company which he co-founded with Mr. Boruff (October 2016 to present), as Chief Operating Officer of Signature Luxury Auctions, a Knoxville, TN- based real estate auction firm affiliated with Mr. Boruff since August 2016, and in various positions with Alliance Sotheby’s International Realty, a Knoxville, TN- based real estate brokerage company, including as its Chief Operating Officer (September 2012 to present), Senior Vice President Brand & Business Development (January 2008 until September 2012) and Vice President of Commercial Sales and Development (January 2008 until April 2011).  From June 2014 until June 2016 he served as Director of Business Development for Platinum Luxury Auctions, a real estate auction company, and from September 2011 until September 2012 he was Director of Business Development & Client Services for Concierge Actions.  Since February 2017 he has been President of Alliance Equity Company, a family owned real estate investment company. Mr. Pruitt received a B.S. in International Studies from Virginia Military Institute.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2018	Grasshopper Staffing, Inc.

By: /s/ Scott M. Boruff
Scott M. Boruff, Chief Executive Officer

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